FIFTH AMENDMENT TO
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
THIS FIFTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of September 13, 2013, is entered into among CINCINNATI BELL FUNDING LLC (the “Seller”), CINCINNATI BELL INC., as Servicer (the “Servicer”), and as Performance Guarantor (the “Performance Guarantor”), MARKET STREET FUNDING LLC (“Market Street”), as Assignor (as defined below), the Purchasers and Purchaser Agents parties hereto and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrator for each Purchaser Group (the “Administrator”), and as Assignee (as defined below).
RECITALS
1.The parties hereto are parties to the Amended and Restated Receivables Purchase Agreement, dated as of June 6, 2011 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”).
2.Concurrently herewith, the Seller, the Servicer, the Administrator, the LC Bank, PNC and Regions are entering into that certain Fourth Amended and Restated Fee Letter, dated as of the date hereof (the “Amended Fee Letter”).
3.Market Street, as the assignor (in such capacity, the “Assignor”), desires to sell, assign and delegate to PNC, as the assignee (in such capacity, the “Assignee”), all of the Assignor’s rights under, interest in, title to and obligations under the Agreement and the other Transaction Documents (collectively, the “Assigned Documents”), and the Assignee desires to purchase and assume from the Assignor all of the Assignor’s rights under, interest in, title to and obligations under the Assigned Documents.
4.After giving effect to the assignment and assumption contemplated in Section 2 of this Amendment, each of the parties hereto desires that Market Street cease to be a party to the Agreement and each of the other Assigned Documents to which it is a party and to be discharged from its duties and obligations as a Purchaser or otherwise under the Agreement and each of the other Assigned Documents.
5.The parties hereto desire to amend the Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2.Assignment and Assumption.
2.1Sale and Assignment by Assignor to Assignee. At or before 2:00 pm (New York time) on the date hereof, the Assignee shall pay to the Assignor, in immediately available funds, (i) the amount set forth on Schedule I hereto (such amount, the “Capital Payment”) representing 100.00% of the aggregate Capital of the Assignor under the Agreement on the date hereof and (ii) the amount set forth on Schedule I hereto representing all accrued but unpaid (whether or not then due) Discount, Fees and other costs and expenses payable in respect of such Capital to but excluding the date hereof (such amount, the “CP Costs and Other Costs”; together with the Capital Payment, collectively, the “Payoff Amount”). Upon the Assignor’s receipt of the Payoff Amount in its entirety, the Assignor hereby sells, transfers, assigns and delegates to the Assignee, without recourse, representation or warranty except as otherwise provided herein, and the Assignee hereby irrevocably purchases, receives, accepts and assumes from the Assignor, all of the Assignor’s rights under, interest in, title to and all its obligations under the Agreement and the other Assigned Documents. Without limiting the generality of the foregoing, the Assignor hereby assigns to the Assignee all of its right, title and interest in the Purchased Interest.
Payment of each portion of the Payoff Amount shall be made by wire transfer of immediately available funds in accordance with the payment instructions set forth on Schedule II hereto.
2.2Removal of Assignor. From and after the Effective Date (as defined below), the Assignor shall cease to be a party to the Agreement and each of the other Assigned Documents to which it was a party and shall no longer have any rights or obligations under the Agreement or any other Assigned Document (other than such rights which by their express terms survive termination thereof).
2.3Limitation on Liability. Notwithstanding anything to the contrary set forth in this Amendment, the Assignee does not accept or assume any liability or responsibility for any breach, failure or other act or omission on the part of the Assignor, or any indemnification or other cost, fee or expense related thereto, in each case which occurred or directly or indirectly arose out of an event which occurred prior to the Effective Date.
2.4Acknowledgement and Agreement.    Each of the parties and signatories hereto (i) hereby acknowledges and agrees to the sale, assignment and assumption set forth in Section 2.1, (ii) expressly waives any notice or other applicable requirements set forth in any Transaction Document as a prerequisite or condition precedent to such sale, assignment and assumption (other than as set forth herein) and (iii) acknowledges and agrees that this Section 2 is in form and substance substantially similar to a Transfer Supplement.
SECTION 3.Joinder of PNC to the Agreement.
3.1PNC as a Related Committed Purchaser. From and after the date hereof, PNC shall be a Related Committed Purchaser party to the Agreement for all purposes thereof and of the other Transaction Documents as if PNC were an original party to the Agreement in such capacity, and PNC assumes all related rights and agrees to be bound by all of the terms and provisions applicable to Related Committed Purchasers contained in the Agreement and the other Transaction Documents.

3.2Appointment of PNC as Purchaser Agent of PNC’s Purchaser Group. PNC hereby designates itself as, and PNC hereby agrees to perform the duties and obligations of, the Purchaser Agent for PNC’s Purchaser Group. From and after the date hereof, PNC shall be a Purchaser Agent party to the Agreement, for all purposes of the Agreement and the other Transaction Documents as if PNC were an original party to the Agreement in such capacity, and PNC assumes all related rights and agrees to be bound by all of the terms and provisions applicable to Purchaser Agents contained in the Agreement and the other Transaction Documents.
3.3PNC’s Credit Decision. PNC confirms that (i) it has received a copy of the Agreement and copies of such other Transaction Documents, and other documents and information as it has requested and deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Agreement and (ii) it will, independently and without reliance upon the Administrator, any Purchaser Agent or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or refraining from taking action under the Agreement and the other Transaction Documents.
3.4Commitments. The Commitment of PNC under the Agreement as a Related Committed Purchaser shall be the applicable amount set forth on Schedule IV attached hereto.
3.5Notice Address. PNC’s address for notices under the Agreement in its capacity as a Related Committed Purchaser and as a Purchaser Agent shall be the following:
Address: PNC Bank, National Association
Three PNC Plaza
225 Fifth Avenue
Pittsburgh, Pennsylvania 15222

3.6Consent to Joinder. Each of the parties hereto consents to the foregoing joinder of PNC as a party to the Agreement in the capacities of a Related Committed Purchaser and Purchaser Agent, and any otherwise applicable conditions precedent thereto under the Agreement and the other Transactions Documents (other than as set forth herein) are hereby waived.

SECTION 4.Amendments to the Agreement. The Agreement is hereby amended as follows:
4.1The third paragraph of Section 1.1(a) of the Agreement is replaced in its entirety with the following:
Each of the parties hereto hereby acknowledges and agrees that (i) from and after the Fourth Amendment Effective Date, the Purchaser Group that includes Regions, as a Purchaser Agent and as a Purchaser, shall not include a Conduit Purchaser, and each request by the Seller for ratable Purchases by the Conduit Purchasers pursuant to Section 1.1(a)(i) shall be deemed to be a request that the Related Committed Purchasers in Regions’ Purchaser Group make their ratable share of such Purchase and (ii) from and after the Fifth Amendment Effective Date, the Purchaser Group that includes PNC, as a Purchaser Agent and as a Purchaser, shall not include a Conduit Purchaser, and each request by the Seller for ratable Purchases by the Conduit Purchasers pursuant to Section 1.1(a)(i) shall be deemed to be a request that the Related Committed Purchasers in PNC’s Purchaser Group make their ratable share of such Purchase. For the avoidance of doubt, the Discount with respect to each Portion of Capital funded or maintained by the Related Committed Purchasers in each of Regions’ Purchaser Group and PNC’s Purchaser Group shall accrue at the Alternate Rate, rather than the CP Rate.
4.2Section 1.2(g) of the Agreement is hereby deleted in its entirety.
4.3Each signature block as well as notice information thereunder for Market Street set forth on signature page S-3 of the Agreement is hereby deleted in its entirety.
4.4The following new defined term and definition thereof is added to Exhibit I to the Agreement in appropriate alphabetical order.
“Fifth Amendment Effective Date” means the date on which that certain Fifth Amendment to this Agreement, dated as of September 13, 2013, becomes effective in accordance with its terms.
4.5The definition of “Alternate Rate” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:
“Alternate Rate” for any Yield Period for any Capital (or portion thereof) funded by any Purchaser other than through the issuance of Notes, means an interest rate per annum equal to: (a) solely with respect to each of PNC and Regions, as a Purchaser, the daily average LMIR for such Yield Period, (b) with respect to any Purchaser other than PNC or Regions, the Euro-Rate for such Yield Period, only to the extent that the Euro-Rate is available or (c) the Base Rate for such Yield Period, only to the extent that LMIR or the Euro-Rate, as applicable, is unavailable pursuant to Section 1.20; provided, however, that the “Alternate Rate” for any day while a Termination Event exists shall be an interest rate equal to the greater of (i) 3.0% per annum above the Base Rate in effect on such day and (ii) the “Alternate Rate” as calculated in clause (a) or (b) above, as applicable.
4.6The defined term “Market Street” and its related definition set forth in Exhibit I to the Agreement are deleted in their entirety.
4.7The definition of “Purchaser Group” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:

“Purchaser Group” means, (i) for any Conduit Purchaser, such Conduit Purchaser, together with such Conduit Purchaser’s Related Committed Purchasers, related Purchaser Agent and Related LC Participants, (ii) for Regions, Regions, as a Purchaser Agent, a Related Committed Purchaser and an LC Participant and (iii) for PNC, PNC, as a Purchaser Agent, a Related Committed Purchaser and an LC Participant.
4.8The definition of “Yield Period” set forth in Exhibit I to the Agreement is amended by replacing each reference to the term “Regions” where it appears therein with a reference to the phrase “Regions or PNC”.
4.9Schedule IV to the Agreement is amended and restated in its entirety as Schedule IV attached hereto.
4.10Annex A to the Agreement is amended and restated in its entirety as Annex A attached hereto.
4.11Annex B to the Agreement is amended and restated in its entirety as Annex B attached hereto.
4.12Annex E to the Agreement is amended and restated in its entirety as Annex E attached hereto.
SECTION 5.Acknowledgements and Agreements. Each party hereto acknowledges and agrees that as of the Effective Date and after giving effect to this Amendment:
(i)    the Aggregate Capital shall be $0;
(ii)     the Capital funded by PNC shall be $0;
(iii)    the Capital funded by Regions shall be $0;
(iv)    the LC Participation Amount shall be $5,200,000;
(v)    PNC’s Pro Rata Share of the LC Participation Amount shall be $3,900,000; and
(vi)    Region’s Pro Rata Share of the LC Participation Amount shall be $1,300,000.
SECTION 6.Reaffirmation of Performance Guarantor. The Performance Guarantor hereby (i) consents (to the extent required under the Performance Guaranty or any applicable law) to and acknowledges and agrees with the amendments contemplated by this Amendment and any and all other amendments, modifications or waivers to or in the Transaction Documents amended on or before the date hereof, including any and all provisions thereof that may increase the obligations of any Originator, Servicer, Sub-Servicer or Seller and (ii) ratifies and reaffirms all of its payment and performance obligations under the Performance Guaranty.
SECTION 7.Representations and Warranties. Each of the Seller, the Servicer and the Performance Guarantor hereby represents and warrants to the Administrator, each Purchaser and each Purchaser Agent as follows:
(a)Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof and after giving effect to this Amendment (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.
(c)No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event, Unmatured Termination Event or Servicer Default exists or shall exist.
SECTION 8.Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
SECTION 9.Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”), subject to the satisfaction of each of the following conditions precedent on or before the Effective Date:
(a)the Administrator shall have received counterparts of this Amendment and the Amended Fee Letter;
(b)the Assignor shall have received the Payoff Amount in its entirety in accordance with Section 2 of this Amendment; and
(c)the Administrator shall have received such other instruments, opinions and documents as the Administrator may reasonably request.
SECTION 10.Further Assurances.    Each of the Seller and the Servicer hereby agrees to do all such things and execute all such documents and instruments, at the Seller’s sole expense, as the Assignee may reasonably consider necessary or desirable to give full effect to the assignment and assumption set forth in Section 2 of this Amendment.
SECTION 11.No Proceedings. Each of the parties hereto hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, Market Street any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the latest maturing Note issued by Market Street is paid in full. The provisions of this Section 11 shall survive any termination of the Agreement.
SECTION 12.Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.
SECTION 13.Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SECTION 14.Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Agreement.
SECTION 15.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.
CINCINNATI BELL FUNDING LLC,
as Seller

By: /s/ Christopher C. Elma
Name:    Christopher C. Elma
Title:    Vice President and Treasurer

CINCINNATI BELL INC.,
as Servicer and as Performance Guarantor

By: /s/ Christopher C. Elma
Name:    Christopher C. Elma
Title:    Vice President and Treasurer

Fifth Amendment to A&R RPA
(Cincinnati Bell)

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By: /s/ Mark Falcione
Name: Mark Falcione
Title: Executive Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Purchaser Agent and as Assignee

By: /s/ Mark Falcione
Name: Mark Falcione
Title: Executive Vice President

PNC BANK, NATIONAL ASSOCIATION,
as the LC Bank and as an LC Participant

By: /s/ Mark Falcione
Name: Mark Falcione
Title: Executive Vice President

Fifth Amendment to A&R RPA
(Cincinnati Bell)

MARKET STREET FUNDING LLC,
as a Related Committed Purchaser and as Assignor

By: /s/ Doris J. Heam
Name: Doris J. Heam
Title: Vice President

MARKET STREET FUNDING LLC,
as a Conduit Purchaser

By: /s/ Doris J. Heam
Name: Doris J. Heam
Title: Vice President

Fifth Amendment to A&R RPA
(Cincinnati Bell)

REGIONS BANK,
as a Purchaser Agent, as an LC Participant
and as a Related Committed Purchaser

By: /s/ Kathy Myers
Name: Kathy Myers
Title: Vice President

S-4
Fifth Amendment to A&R RPA
(Cincinnati Bell)